UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

_______________

Form 8-K
_______________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 24, 2014

_______________

Natus Medical Incorporated
(Exact name of registrant as specified in its charter)
_______________

000-33001
(Commission File Number)

Delaware	77-0154833
(State or other jurisdiction	(I.R.S. Employer
of Incorporation)	Identification No.)

1501 Industrial Road
San Carlos, CA  94070
(Address of principal executive offices)

650-802-0400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant

The Audit Committee (“the Audit Committee”) of the Board of Directors of Natus Medical Incorporated (the “Company”) conducted a comprehensive and competitive process to determine the Company's independent registered public accounting firm for the Company's 2014 fiscal year. As a result of this process, effective March 24, 2014, the Audit Committee approved the appointment of KPMG LLP as the Company's independent registered public accounting firm for the 2014 fiscal year.

(a) Dismissal of Independent Registered Public Accounting Firm

On March 24, 2014, the Audit Committee approved the dismissal of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm.

Deloitte’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2013 and 2012 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. Deloitte’s report on the audit of the Company’s internal control over financial reporting as of December 31, 2013 did not contain an adverse opinion while its report on the audit of the Company’s internal control over financial reporting as of December 31, 2012 expressed an adverse opinion on the Company’s internal control over financial reporting due to a material weakness, as further described below.

During the two fiscal years ended December 31, 2013 and the subsequent interim period through March 24, 2014, there were no (1) disagreements between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events as set forth in Item 304(a)(1)(v) of Regulation S-K, except that in its report on the audit of the Company’s internal control over financial reporting as of December 31, 2012, Deloitte expressed an adverse opinion on the Company’s internal control over financial reporting due to a material weakness. The Company has provided Deloitte with a copy this Form 8-K and requested that Deloitte provide the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Deloitte agrees with the statements related to them made by the Company in this report. A letter from Deloitte & Touche LLP is attached as Exhibit 16.1 of this Form 8-K.

As previously reported in its 2012 Annual Report on Form 10-K filed on April 10, 2013, the Company identified a material weakness related to the Company’s controls over the implementation of a single-platform enterprise resource planning application for its operations in North America exclusive of Nicolet.

As reported in its Annual Report on Form 10-K filed on March 17, 2014, during the fiscal year ended December 31, 2013, the Company implemented internal control procedures to address this material weakness and has concluded that it has remediated this material weakness as of December 31, 2013.

(b) Newly Appointed Independent Registered Public Accounting Firm

On March 24, 2014, the Audit Committee approved the appointment of KPMG LLP as the Company’s new independent registered public accounting firm, effective immediately, for the fiscal year ending December 31, 2014.

Item 9.01.  Financial Statements and Exhibits
(d) Exhibits.

Exhibit	Description
16.1	Letter from Deloitte & Touche LLP addressed to the Securities and Exchange Commission, dated as of March 28, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATUS MEDICAL INCORPORATED
(Registrant)

Dated: March 28, 2014	By:	/s/ Jonathan A. Kennedy
Jonathan A. Kennedy
Senior Vice President and Chief Financial Officer